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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-76844) and Form S-8 (No. 333-90402, 333-74838, 333-60408, 333-59272, 333-88835, 333-79241, 333-28481, 333-28527, 033-99540, 033-50678, 033-46165) of MedImmune, Inc. of our reports dated January 27, 2003 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
February 28, 2003
McLean, Virginia

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS